Exhibit 10.27

FIRST AMENDMENT AND CONSENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment and Consent to the Amended and Restated Credit Agreement (the “Amendment”) is made on the 21st day of September 2016.

BETWEEN:

The Bank of Nova Scotia, (the “Lender”)

AND

Seven Seas Water (Trinidad) Unlimited (the “Borrower”)

AND

AquaVenture Holdings LLC (the “Current Guarantor”)

AND

AquaVenture Holdings Limited, a British Virgin Islands business company (the “New Guarantor”)

WHEREAS

A)            The Borrower and the Lender entered into an amended and restated credit agreement dated as of April 18, 2016, whereby the Lender made available to the Borrower a credit facility of up to US$38,000,000 (as amended, restated, amended and restated, supplemented or modified to date, the “Credit Agreement”);

B)            The Current Guarantor has or intends to contribute all of its assets (other than the shares of capital stock of the New Guarantor that it holds) to the New Guarantor (the “Contribution”); and

C)            The Lender has agreed to (i) release the Current Guarantor from its obligations under the Credit Agreement, the Guarantee and the Financial Documents and terminate the Guarantee by Current Guarantor in favor of the Lender, (ii) join the New Guarantor as a Guarantor under the Credit Agreement and the other Financial Documents, and (iii) amend the Credit Agreement and the Financial Documents as specified herein.

NOW THEREFORE IT IS HEREBY AGREED by and between the parties to this Amendment, that, in consideration of the mutual covenants and agreements contained herein, the parties covenant and agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATION

1.1          Wherever used in this Amendment, unless the context shall otherwise require, terms defined in the Credit Agreement shall have the same meaning herein.

1.2          In this Amendment, the singular includes the plural and vice versa, and references to any gender include any other gender.

1.3          The clause headings and the titles of the paragraphs and sections of this Amendment are inserted for convenience only and shall be ignored in construing this Amendment.

1.4          This Amendment is an amendment to the Credit Agreement. Unless the context of this Amendment otherwise requires, the Credit Agreement and this Amendment shall be read together and shall have effect as if the provisions of the Credit Agreement and this Amendment were contained in one agreement. The term “Agreement” or “Credit Agreement” when used in the Credit Agreement means the Credit Agreement as amended, restated, amended and restated, supplemented or modified from time to time (including as amended by this Amendment).

ARTICLE 2

CONSENT AND RELEASE

2.1          Lender hereby consents to and permits the Contribution and consents to and permits the release of Current Guarantor from its obligations under the Credit Agreement, the Guarantee and the other Financial Documents, and the termination of the Guarantee by Current Guarantor in favor of the Lender.  The Lender hereby waives each provision of the Credit Agreement and each other Financial Document that may, directly or indirectly, prohibit or be violated by, the Contribution or such release of Current Guarantor for its obligations thereunder.

2.2          The Lender hereby releases and forever discharges the Current Guarantor from any obligations it may have to the Lender as Guarantor or otherwise under the Guarantee, the Credit Agreement and the other Financial Documents.  The existing Guarantee by Current Guarantor in favor of the Lender is hereby terminated.

2.3          The New Guarantor acknowledges and agrees that: (a) it is the “Guarantor” under the Credit Agreement, with the same force and effect as if originally named as the Guarantor therein and (b) it is liable for all of the obligations of Current Guarantor under the Credit Agreement and shall be bound by the provisions of the Credit Agreement as Guarantor thereunder.

ARTICLE 3

AMENDMENTS TO THE CREDIT AGREEMENT

3.1          All references in the Credit Agreement and the other Financial Documents to the term “Guarantor” shall be deemed to be references to the New Guarantor and all references in the Credit Agreement and the other Financial Documents to “AquaVenture Holdings LLC” shall be replaced by “AquaVenture Holdings Limited.”

3.2          All references in the Credit Agreement and the other Financial Documents to the term “Guarantee” shall be deemed to be references to the Guarantee entered into on the date hereof, by New Guarantor in favor of the Lender, substantially in the form attached hereto as Exhibit A.

3.3          The definition of  “Guarantor” in section 1.36 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“1.36      “Guarantor” means AquaVenture Holdings Limited, a British Virgin Islands business company.

3.4          Sections 6.13(a) and (b) are hereby deleted in their entirety and replaced with the following:

“(a) (x) Beginning with the Fiscal Year ending on December 31, 2016, no later than one hundred twenty (120) days after the end of the Fiscal Year of the Borrower, annual, unconsolidated, audited, financial statements of the Borrower and (y) via delivery to the Lender, or either the EDGAR System or its corporate home page on the World Wide Web accessible through the Internet, concurrently with the filing of its annual report on Form 10-K for the fiscal year then ended with the SEC, but in no event later than 120 days after the end of such fiscal year of the Guarantor, the consolidated financial statements of the Guarantor for such fiscal year;

(b) (x) Beginning with the Fiscal Quarter ending on September 30, 2016, no later than forty-five (45) days after the end of the Fiscal Quarter of the Borrower, quarterly, unaudited, unconsolidated, financial statements from the Borrower, and (y) via delivery to the Lender, or either the EDGAR System or its corporate home page on the World Wide Web accessible through the Internet, concurrently with the filing of its Quarterly Report on Form 10-Q for the fiscal quarter then ended with the SEC, but no event later than 45 days after the end of such fiscal quarter, copies of the consolidated financial statements of the Guarantor for such fiscal quarter;”

3.5          Section 6.13 is hereby amended by deleting “and” at the end of clause (d),  replacing “.” with “; and”  at the end of clause (e), and adding the following new clause (f):

“(f) concurrently with the delivery of the financial statements pursuant to Section 6.13(b), delivery to the Lender of a certificate in the form of a letter addressed to the Lender, signed by the president, chief financial officer or other appropriate officers, of the Borrower or Guarantor, as applicable, confirming the information in Sections 6.10 and 6.11 hereof.”

ARTICLE4

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants that the representations and warranties contained in Section 8 of the Credit Agreement are true and correct in all material respects as if made on and as of the date hereof.

ARTICLE 5

CONDITIONS PRECEDENT

The effectiveness of this Amendment is subject to the delivery to the Lender of the following:

A)           A copy of this Amendment, executed by the Borrower, the Current Guarantor and the New Guarantor;

B)           A copy of the board resolutions of the Borrower authorizing and approving this Amendment;

C)           Incorporation documents of the New Guarantor;

D)           Certificates of good standing (or the equivalent) of the Borrower and New Guarantor;

E)           Payment of an amendment fee of US$10,000 to the Lender;

F)            A legal opinion addressed to the Lender, provided by the Borrower’s external New York counsel and external British Virgin Islands counsel, which shall be in a form  reasonably satisfactory to the Lender;

G)          An executed copy of the Guarantee, executed by the New Guarantor;

H)          Executed certificates of incumbency listing the names of the corporate officers and their respective positions within the New Guarantor;

I)               Executed certificates of the authorized signatories of the New Guarantor, to the effect that the requisite resolutions have been duly and properly passed at duly convened and constituted meetings of the shareholders or directors of the New Guarantor, confirming that such resolutions are still in effect and have not been varied or rescinded, authorizing (A) the execution, delivery and performance of this Amendment, the Credit Agreement, the Guarantee, and the other Financial Documents and any ancillary documents to which the New Guarantor is a party and (B) a named person or persons specified therein and whose specimen signatures appears thereon to sign, on behalf of the New Guarantor, as applicable, this Amendment, the Credit Agreement, the Guarantee and any and all ancillary documentation, to which the New Guarantor is a party, and to give any notices or certificates required and confirming that such resolutions are still in effect and have not been varied or rescinded; and

J)             Delivery to theLender of a copy of the excerpted pages from the Form S-1 of AquaVenture Holdings Limited which contains the audited consolidated balance sheet of AquaVenture Holdings Limited as of the day of incorporation of AquaVenture Holdings Limited.

ARTICLE 6

MISCELLANEOUS PROVISIONS

6.1          Except as specifically stated herein, the Credit Agreement and the other documents provided by the Borrower and the New Guarantor to the Lender in connection thereto shall continue in full force and effect in accordance with the provisions thereof, and all the Borrower and New Guarantor’s obligations under the Credit Agreement and the other Financial Documents are hereby ratified and confirmed and shall continue in full force and effect.

6.2          This Amendment shall be construed and enforced in accordance with, the laws of the State of New York, United States of America, without reference to its principles of conflicts of laws (other than Section 5-1401 of the New York General Obligations Law).

6.3          This Amendment relates only to the specific matters expressly covered herein, and except for the amendments under the Credit Agreement expressly provided for herein, this Amendment shall not be considered to be a waiver of any other rights or remedies the Lender may have under the Credit Agreement, and shall not be considered to create a course of dealing or to otherwise obligate in any respect the Lender to execute similar or other amendments under the same or similar or other circumstances in the future.

6.4          The Borrower shall pay to the Lender such amounts as are necessary to reimburse the Lender for all reasonable, documented and out-of-pocket costs, charges and expenses incurred in the preparation, execution, administration, monitoring and enforcement of this Amendment, Guarantee, and any related documents, in accordance with Section 10 of the Credit Agreement.

6.5          This Amendment may be executed by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed as of the date set out above.

THE BANK OF NOVA SCOTIA

By:	/s/ Luis Pablo Bautista	By:	/s/ David Thomas
	Name: Luis Pablo Bautista		Name: David Thomas
	Title: Director, ICCB		Title: Vice President, ICCB

SEVEN SEAS WATER (TRINIDAD UNLIMITED

By:	/s/ Lee Muller
Name: Lee Muller
Title: Director

AQUAVENTURE HOLDINGS LLC

By:	/s/ Lee Muller
Name: Lee Muller
Title: Chief Financial Officer, Treasurer and Secretary

AQUAVENTURE HOLDINGS LIMITED

By:	/s/ Lee Muller
Name: Lee Muller
Title: Chief Financial Officer

[Signature Page to First Amendment to the Amended and Restated Credit Agreement]

EXHIBIT A

[See attached]

GUARANTEE

THIS GUARANTEE (as the same may be amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Guarantee”) is made and entered into effective as of this 21 day of September, 2016 by the undersigned, AquaVenture Holdings Limited, a British Virgin Islands business company (the “Guarantor”), in favor of and for the benefit of Lender, a banking institution organized and existing under the laws of Canada.

Capitalized terms used but not otherwise defined herein shall have the meaning attributed to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, Lender has agreed to make a loan to Borrower (hereinafter, the “Loan”), and

WHEREAS, Guarantor has agreed to provide the Guarantee and the granting of the Guarantee has been approved by all required corporate action on the part of Guarantor,

NOW THEREFORE, in furtherance of the matters set forth above and in consideration of the Lender making the Loan or any part thereof available to the Borrower, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the Guarantor), the Guarantor hereby agrees as follows:

TERMS AND CONDITIONS

1.1.                       “Bankruptcy Law” means any federal, state or local bankruptcy or insolvency law applicable to Borrower including, without limitation, the laws of the Republic of Trinidad & Tobago.

1.2.                       “Borrower” means, Seven Seas (Trinidad) Unlimited, a Trinidad corporation, having a principal office located at 5th Floor, Newtown Centre, 30-36 Maraval Road, Newtown, Port-of-Spain, Trinidad & Tobago.

1.3.                       “Credit Agreement” means the Amended and Restated Credit Agreement between Borrower and Lender, dated as of April 18, 2016, as amended, restated, amended and restated, supplemented and/or modified from time to time.

1.4.                       “Lender” means The Bank of Nova Scotia, a banking institution organized and existing under the laws of Canada having its executive offices and principal place of business located at 44 King Street West, Toronto, Ontario, Canada.

1.5.                       “Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

1.6.                       “Financial Documents” as defined in the Credit Agreement.

1.7.                       “Obligations” means all payment obligations (monetary or otherwise) of the Borrower arising under or in connection with this Guarantee, the Credit Agreement and other Financial Documents.

1.8.                       “Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

1.9.                       “Subsidiary” means, with respect to any Person, any corporation or other legal entity of which more than 50% of the outstanding capital stock or equity interests having ordinary voting power to elect a majority of the board of directors or other applicable governing body of such corporation or entity (irrespective of whether at the time capital stock  or other equity interests of any other class or classes of such corporation or other legal entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

2.1                               Guarantee. The Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of the Borrower now or hereafter existing under or in respect of the Financial Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses (including reasonable legal costs) or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all reasonable, documented, out-of-pocket expenses (including, without limitation, reasonable, documented, out-of-pocket fees and expenses of counsel) incurred by the Lender in enforcing any rights under this Guarantee or any other Financial Document. Without limiting the generality of the foregoing, the Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Lender under or in respect of the Financial Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower, but taking into account the following limitation: The Guarantee is limited to the fair market value of the equity of the Guarantor at the time The Bank of Nova Scotia should enforce its rights (for itself and on behalf of the Lenders) under this Guarantee. The Bank of Nova Scotia, by its acceptance hereof, for itself and on behalf of the Lenders, accepts such limitation on the amount of this Guarantee for all Guaranteed Obligations, whether or not specific reference to the limitation at hand is made in the Financial Documents

3.1                               Guarantee Absolute. The Guarantor guarantees that, to the fullest extent permitted by applicable law and taking into account the above limitation, the Guaranteed Obligations will be paid strictly in accordance with the terms of the Financial Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender or any Lender with respect thereto. The Obligations of the Guarantor under or in respect of this Guarantee are independent of the Guaranteed Obligations or any other obligations of the Borrower under or in respect of the Financial Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guarantee, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of the Guarantor under this Guarantee shall be irrevocable, absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following, in each case, to the fullest extent permitted by applicable law (except for any defense of payment or performance of the Guaranteed Obligations in full):

(a) any lack of validity or enforceability of any Financial Document or any agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of the Borrower under or in respect of the Financial Documents, or any other amendment or waiver of or any consent to departure from any Financial Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

(c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other Guarantee, for all or any of the Guaranteed Obligations;

(d) any manner of application of any collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other Obligations of the Borrower under the Financial Documents or any other assets of the Borrower or any other assets of the Borrower or any of its Subsidiaries;

(e) any change, restructuring or termination of the corporate structure or existence of the Borrower or Guarantor;

(f) any failure of the Lender or any Lender to disclose to the Guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower now or hereinafter known to such party (the Guarantor waiving any duty on the part of the other parties hereto to disclose such information);

(g)  the failure of any other Person to execute or deliver any other Guarantee or agreement or the release or reduction of liability of any other guarantor or surety with respect to the Guaranteed Obligations; or;

(h)  any other circumstance (including, without limitation, any statute of limitations) or the existence of or reliance on any representation by the

Lender that might otherwise constitute a defense available to, or a discharge of, the Guarantor or any other guarantor or surety (other than the defense of payment and performance of the Guaranteed Obligations in full).

This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Person upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

4.1          Waivers and Acknowledgments:

(a) The Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guarantee and any requirement that the Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other Person.

(b) The Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guarantee and acknowledges that this Guarantee is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c) The Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Lender or any Lender that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of the Guarantor or other rights of the Guarantor to proceed against the Borrower, any other guarantor or any other Person or any collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of the Guarantor hereunder.

(d) The Guarantor hereby unconditionally and irrevocably waives any duty on the part of the Lender or any Lender to disclose to the Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any of its Subsidiaries or the Borrower now or hereinafter known by the Lender.

(e) The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Financial Documents and that the waivers set forth in Section 3.1 and this Section 4.1 are knowingly made in contemplation of such benefits.

5.1                               Subrogation. Until all of the Guaranteed Obligations shall have been paid in full, the Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower that arise from the existence, payment, performance or enforcement of the Guarantor’s Obligations under or in respect of this Guarantee or any other Financial Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Lender against the Borrower, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guarantee shall have been paid in full in cash. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guarantee, such amount shall be received and held in trust for the benefit of the Lenders and the Lender, shall be segregated from other property and funds of the Guarantor and shall forthwith be paid or delivered to the Lender in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guarantee, whether matured or not matured, in accordance with the terms of the Financial Documents. If (i) the Guarantor shall make payment to the Lender of all or any part of the Guaranteed Obligations, and (ii) all of the Guaranteed Obligations and all other amounts payable under this Guarantee shall have been paid in full in cash, the Lender will, at the Guarantor’s request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by the Guarantor pursuant to this Guarantee.

6.1                               Subordination. The Guarantor hereby subordinates, and shall cause each of its Subsidiaries to subordinate, any and all debts, liabilities and other obligation (including, without limitation, all payment obligations) owed to the Guarantor or any such Subsidiary, as the case may be, by the Borrower (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 6.1:

(a) Prohibited Payments, Etc. Except during the occurrence and continuance of an Event of Default as defined in the Credit Agreement (including, without limitation, the commencement and continuation of any proceeding under any Bankruptcy Law), the Guarantor and its Subsidiaries may receive payments from the Borrower on account of the Subordinated Obligations. After the occurrence, and during the continuance, of an Event of Default (including, without limitation, the commencement and continuation of any proceeding under any Bankruptcy Law), unless the Lender otherwise agrees, the

Guarantor and its Subsidiaries shall not demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

(b) Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to the Borrower, the Guarantor agrees that the Lender and the Lenders shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including, without limitation, all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before the Guarantor or any of its Subsidiaries receive payment of any Subordinated Obligations.

(c)  Turn-Over. After the occurrence and during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any bankruptcy law relating to the Borrower), the Guarantor and its Subsidiaries shall, if the Lender so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Lender and deliver such payments to the Lender on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guarantee.

(d) Lender Authorization. After the occurrence and during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any bankruptcy law relating to the Borrower), the Lender is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of the Guarantor and its Subsidiaries, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require the Guarantor and its Subsidiaries (A) to collect and enforce, and to submit claims in respect of,

Subordinated Obligations and (B) to pay any amounts received on such obligations to the Lender for application to the Guaranteed Obligations (including any and all Post Petition Interest).

(e) Liens. The Guarantor hereby subordinates, and shall cause each of its Subsidiaries to subordinate, any and all present and future Liens of the Guarantor or any such Subsidiary, as the case may be, on any property or assets of the Borrower, to any and all present and future Liens of the Lender, or any security trustee acting on their behalf granted to secure the Obligations of the Borrower under the Loan Documents (the “Senior Indebtedness”), notwithstanding the respective times of attachment of the interests of the Lender, the Guarantor or its Subsidiaries, or the respective times that the Subordinated Obligations or the Senior Indebtedness arise or are incurred.

7.1                               Continuing Guarantee; Assignments. This Guarantee is a continuing guarantee and shall (a) remain in full force and effect until the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guarantee, (b) be binding upon the Guarantor, its successors and assigns, and (c) inure to the benefit of and be enforceable by the Lender and the Lenders and their successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, the Lender may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, the Promissory Note held by it) to any other Person with the prior written consent of the Guarantor (such consent not to be unreasonably withheld or delayed, and such consent not to be required after the occurrence and during the continuance of an Event of Default), and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such assignor herein. The Guarantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

8.1                               Payments; Application.  All payments to be made hereunder by Guarantor shall be made in U.S. Dollars, in immediately available funds, and without deduction (whether for taxes or otherwise) or offset and shall be applied to the Guaranteed Obligations in accordance herewith subject to Section 11.8 of the Credit Agreement.

9.1                               Attorneys Fees and Costs.  The Guarantor agrees to pay, on demand, all reasonable and documented attorneys fees and all reasonable, documented and out-of-pocket costs and expenses which may be incurred by the Lender in connection with the enforcement of this Guarantee or in any way arising out of, or consequential to, the protection, assertion, or enforcement of the Guaranteed Obligations (or any security therefor), irrespective of whether suit is brought.

10.1                        Notices.  All notices and other communications hereunder to Lender shall be in writing and shall be mailed, sent, or delivered in accordance with the Credit Agreement.  All notices and other communications hereunder to Guarantor shall be in writing and shall be mailed, sent, or delivered to:

AquaVenture Holdings Limited

14400 Carlson Circle

Tampa, FL 33626

United States of America

Attention:    Lee Muller

Facsimile:    813-855-8631

With copies to (such copy not to constitute notice):

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

United States of America

Attention: Mark Burnett

11.1                        Cumulative Remedies.  No remedy under this Guarantee, under the Credit Agreement, or any other Financial Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guarantee, under the Credit Agreement, or any other Financial Document, and any remedy provided by applicable law.  No delay or omission by the Lender to exercise any right under this Guarantee shall impair any such right nor be construed to be a waiver thereof.  No failure on the part of the Lender to exercise, and no delay in exercising, any right under this Guarantee shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guarantee preclude any other or further exercise thereof or the exercise of any other right.

12.1                        Severability of Provisions.  Each provision of this Guarantee shall be severable from every other provision of this Guarantee for the purpose of determining the legal enforceability of any specific provision.

13.1                        Entire Agreement; Amendments.  This Guarantee constitutes the entire agreement between parties pertaining to the subject matter contained herein.  This Guarantee may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by Guarantor and Lender.  Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given.  No course of dealing and no delay or waiver of any right or default under this Guarantee shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

14.1                        BENEFICIARIES. THE LENDER IS A BENFICIARY TO THE GUARANTEE.

15.1                        CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

THE VALIDITY OF THIS GUARANTEE, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE

RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTEE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK STATE OF NEW YORK, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE LENDER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  THE GUARANTOR WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 15.1.

THE GUARANTOR AND THE LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTEE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  THE GUARANTOR AND EACH LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY

WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS SECTION MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

16.1                        Counterparts; Telefacsimile Execution.  This Guarantee may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Guarantee.  Delivery of an executed counterpart of this Guarantee by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Guarantee.  Any party delivering an executed counterpart of this Guarantee by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Guarantee but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guarantee.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guarantee as of the date first written above.

AQUAVENTURE HOLDINGS LIMITED

By:	/s/ Lee Muller
Authorized Signatory

Name:	Lee Muller

Title:	Chief Financial Officer

THE BANK OF NOVA SCOTIA

By:	/s/ Luis Pablo Bautista	By:	/s/ David Thomas
	Name: Luis Pablo Bautista		Name: David Thomas
	Title: Director, ICCB		Title: Vice President, ICCB